                                                                       EXHIBIT 4

                       SCHEDULE 13D JOINT FILING AGREEMENT

            In  accordance  with the  requirements  of Rule  13d-1(k)  under the
Securities Exchange Act of 1934, as amended,  and subject to the limitations set forth  therein,  the parties set forth below agree to jointly  file the Schedule
13D to which this joint filing  agreement is  attached,  and have duly  executed this joint filing agreement as of the date set forth below.

            IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed as of September 22, 2005.

                                        /s/ Peter E. Salas
                                        ----------------------------------------
                                            PETER E. SALAS

                                        DOLPHIN MANAGEMENT INC.

                                        By: /s/ Peter E. Salas
                                        ----------------------------------------
                                        Name: Peter E. Salas
                                        Its:  President

                                        DOLPHIN OFFSHORE PARTNERS, L.P.

                                        By:  Dolphin Management Inc.
                                        Its: Managing Partner

                                        By: /s/ Peter E. Salas
                                        ----------------------------------------
                                        Name: Peter E. Salas
                                        Its:  President

                                        DOLPHIN ADVISORS, LLC

                                        By: Dolphin Management Inc.
                                        Its: Managing Member

                                        By: /s/ Peter E. Salas
                                        ----------------------------------------
                                        Name: Peter E. Salas
                                        Its:  President

                                        DOLPHIN DIRECT EQUITY PARTNERS, LP

                                        By:  Dolphin Advisors, LLC
                                        Its: Managing Partner

                                        By:  Dolphin Management Inc.
                                        Its: Managing Member

                                        By: /s/ Peter E. Salas
                                        ----------------------------------------
                                        Name: Peter E. Salas
                                        Its:  President